UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Apogee Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41740	93-4958665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Bldg 17, Suite 102b
Waltham, Massachusetts		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 394-5230

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	APGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 17, 2025, Apogee Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 21, 2025, the record date for the Annual Meeting, there were 44,881,091 shares of voting common stock entitled to vote at the meeting. The proposals considered at the Annual Meeting are described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2025. The final voting results are set forth below.

Proposal 1: Election of Directors

The following Class II director nominees were elected to serve until the 2028 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Abstentions	Broker Non-Votes
Lisa Bollinger, M.D.	35,139,585	4,250,286	1,795,017
Tomas Kiselak	39,235,384	154,487	1,795,017
Nimish Shah	25,782,554	13,607,317	1,795,017

Proposal 2: Ratification of Independent Auditor Appointment

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified as follows:

Votes for	Votes Against	Abstentions
41,155,560	3,099	26,229

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve our Named Executive Officers’ Compensation

The advisory vote on the frequency of future advisory votes to approve the Company's named executive officers' compensation received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,351,917	619	24,702	12,633	1,795,017

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Therapeutics, Inc.

Date:	June 20, 2025	By:	/s/ Michael Henderson, M.D.
Michael Henderson, M.D. Chief Executive Officer